UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))
Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.025 per share	QUAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 22, 2024, Quad/Graphics, Inc. (the "Company") held its 2024 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposal:

•The election of all ten directors to the Company’s Board of Directors for a one-year term to expire at the Company’s 2025 annual meeting of shareholders.

As of the March 21, 2024 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 37,841,559 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate 37,841,559 votes; and 13,261,983 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 132,619,830 votes. Approximately 89.77% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Douglas P. Buth, Beth-Ann Eason, Dr. Kathryn Quadracci Flores, John C. Fowler, Stephen M. Fuller, Christopher B. Harned, Melanie A. Huet, J. Joel Quadracci, Jay O. Rothman and John S. Shiely as directors for a one-year term to expire at the Company’s 2025 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Douglas P. Buth	144,342,718	94.32%	8,684,998	5.68%	—	N/A
Beth-Ann Eason	146,274,899	95.59%	6,752,817	4.41%	—	N/A
Kathryn Quadracci Flores	144,995,388	94.75%	8,032,328	5.25%	—	N/A
John C. Fowler	142,139,906	92.89%	10,887,810	7.11%	—	N/A
Stephen M. Fuller	145,788,482	95.27%	7,239,234	4.73%	—	N/A
Christopher B. Harned	145,011,665	94.76%	8,016,051	5.24%	—	N/A
Melanie A. Huet	152,680,815	99.77%	346,901	0.23%	—	N/A
J. Joel Quadracci	144,445,567	94.39%	8,582,149	5.61%	—	N/A
Jay O. Rothman	145,082,258	94.81%	7,945,458	5.19%	—	N/A
John S. Shiely	141,877,057	92.71%	11,150,659	7.29%	—	N/A
_______________
(1)Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 24, 2024

QUAD/GRAPHICS, INC.

		By:	/s/ Dana B. Gruen
Dana B. Gruen
General Counsel and Corporate Secretary

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